Exhibit 10

Execution Version

FOURTH AMENDMENT TO FORBEARANCE AGREEMENT TO

SECOND LIEN INDENTURE

This FOURTH AMENDMENT TO FORBEARANCE AGREEMENT (this “Fourth Amendment”) is entered into as of May 18, 2015, by and among Saratoga Resources, Inc. (the “Issuer”), the Guarantors party to the Second Lien Indenture (collectively, with Issuer, the “Credit Parties”) and the holders of Notes issued under the Second Lien Indenture party hereto (each, a “Noteholder” and together, the “Noteholders”). Unless otherwise defined in this Fourth Amendment, capitalized terms used herein shall have the meanings ascribed to them in the Second Lien Forbearance Agreement.

RECITALS

A. Issuer, the other Credit Parties and the Noteholders entered into a Forbearance Agreement to Second Lien Indenture, dated January 30, 2015, and amended March 2, 2015, March 16, 2015 and April 30, 2015 (the “Second Lien Forbearance Agreement”).

B. Issuer has requested that the Second Lien Forbearance Agreement be amended to extend the Forbearance Period to up to and including June 5, 2015 on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendment.

Section 3(b) of the Second Lien Forbearance Agreement is hereby amended to delete “May 22, 2015” in the last sentence thereof and to insert, in place of such date, “June 5, 2015.”

Section 3(b) of the Second Lien Forbearance Agreement is hereby amended to insert the following after the last sentence thereof:

“If such independent director resigns or is terminated, Issuer shall appoint another independent director to Issuer’s Board of Directors and its Independent Restructuring Committee, who is acceptable to the Noteholders, pursuant to board resolutions in form and substance acceptable to the Noteholders, within five business days following such resignation or termination.”

SECTION 2. Effectiveness.

This Fourth Amendment shall become effective at the time (the “Fourth Amendment Effective Date”) that all of the following conditions precedent have been met (or waived) as determined by the Noteholders in their sole discretion:

(a) Amendment. The Noteholders shall have received duly executed signature pages for this Fourth Amendment signed by the Noteholders, Issuer and the other Credit Parties.

(b) First Lien Forbearance Agreement Amendment. The Noteholders, Issuer and the other Credit Parties shall have executed and delivered an amendment to that certain Forbearance Agreement to First Lien Indenture, dated as of January 30, 2015 and amended as of March 2, 2015, March 16, 2015 and April 30, 2015, pursuant to which the Noteholders shall have agreed to extend the Forbearance Period to up to and including June 5, 2015 on the terms and conditions set forth therein.

SECTION 3. General Release; Indemnity.

(a) In consideration of, among other things, the Noteholders’ execution and delivery of this Fourth Amendment, each of Issuer and the other Credit Parties, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, “Releasors”), hereby forever agrees and covenants not to sue or prosecute against any Releasee (as hereinafter defined) for and hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee (as hereinafter defined) from any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or claims whatsoever, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against any or all of the Noteholders and Trustee in any capacity and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys, advisors and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known, existing on or before the Fourth Amendment Effective Date, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Second Lien Documents or transactions contemplated thereby or any actions or omissions in connection therewith or (ii) any aspect of the dealings or relationships between or among Issuer and the other Credit Parties, on the one hand, and any or all of the Noteholders and Trustee, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof. The receipt by Issuer or any other Credit Party of any financial accommodations made by any Noteholder or the Trustee after the date hereof shall constitute a ratification, adoption, and confirmation by such party of the foregoing general release of all Claims against the Releasees that are based in whole or in part on facts, whether or not now known or unknown, existing on or prior to the date of receipt of any such financial accommodations. In entering into this Fourth Amendment, Issuer and each other Credit Party consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof. The provisions of this Section shall survive the termination of this Fourth Amendment, the Second Lien Indenture, the other Second Lien Documents and payment in full of the Obligations.

(b) Issuer and the other Credit Parties each hereby agrees that it shall be, jointly and severally, obligated to indemnify and hold the Releasees harmless with respect to any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Releasees, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by or on behalf of any Person, including, without limitation, the respective officers, directors, agents, trustees, creditors, partners or shareholders of Issuer, any other Credit Party, or any of their respective Subsidiaries, whether threatened or initiated, in respect of any claim for legal or equitable remedy under any statute, regulation or common law principle arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of the Second Lien Indenture, the other Second Lien Documents, this Fourth Amendment or any other document executed and/or delivered in connection herewith or therewith; provided, that neither Issuer nor any other Credit Party shall have any obligation to indemnify or hold harmless any Releasee hereunder with respect to liabilities to the extent they result from the gross negligence or willful misconduct of that Releasee as finally determined by a court of competent jurisdiction. If and to the extent that the foregoing undertaking may be unenforceable for any reason, Issuer and other Credit Parties each agrees to make the maximum contribution to the payment and satisfaction thereof that is permissible under applicable law. The foregoing indemnity shall survive the termination of this Fourth Amendment, the Second Lien Indenture, the other Second Lien Documents and the payment in full of the Obligations.

(c) Each of Issuer and the other Credit Parties, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by Issuer or any other Credit Party pursuant to Section 3(a) hereof. If Issuer, any other Credit Party or any of its successors, assigns or other legal representatives violates the foregoing covenant, Issuer and the other Credit Parties, each for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

SECTION 4. No Modifications.

Except as amended hereby, the Second Lien Forbearance Agreement remains unmodified and in full force and effect, and nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Second Lien Forbearance Agreement or any of the other Second Lien Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Noteholders reserve all rights, privileges and remedies under the Second Lien Forbearance Agreement. This Amendment shall constitute a Second Lien Document.

SECTION 5. Governing Law; Consent to Jurisdiction and Venue.

THE LAW OF THE STATE OF NEW YORK SHALL GOVERN ALL MATTERS ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS FOURTH AMENDMENT, INCLUDING, WITHOUT LIMITATION, ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE AND ENFORCEMENT (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY

DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST). ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS FOURTH AMENDMENT SHALL BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND, BY EXECUTION AND DELIVERY OF THIS FOURTH AMENDMENT, EACH OF THE NOTEHOLDER AND THE OTHER CREDIT PARTIES HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS; PROVIDED THAT NOTHING IN THIS FOURTH AMENDMENT SHALL LIMIT THE RIGHT OF THE NOTEHOLDERS TO COMMENCE ANY PROCEEDING IN THE FEDERAL OR STATE COURTS OF ANY OTHER JURISDICTION TO THE EXTENT THE NOTEHOLDERS DETERMINE THAT SUCH ACTION IS NECESSARY OR APPROPRIATE TO EXERCISE THEIR RIGHTS OR REMEDIES UNDER THE SECOND LIEN DOCUMENTS. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH JURISDICTIONS. EACH CREDIT PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND OTHER DOCUMENTS AND OTHER SERVICE OF PROCESS OF ANY KIND AND CONSENTS TO SUCH SERVICE IN ANY SUIT, ACTION OR PROCEEDING BROUGHT IN THE UNITED STATES OF AMERICA WITH RESPECT TO OR OTHERWISE ARISING OUT OF OR IN CONNECTION WITH THIS FOURTH AMENDMENT BY ANY MEANS PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, INCLUDING BY THE MAILING THEREOF (BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID) TO THE ADDRESS OF THE ISSUER SPECIFIED IN THE SECOND LIEN INDENTURE (AND SHALL BE EFFECTIVE WHEN SUCH MAILING SHALL BE EFFECTIVE, AS PROVIDED THEREIN). EACH CREDIT PARTY AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING CONTAINED IN THIS SECTION 5 SHALL AFFECT THE RIGHT OF THE NOTEHOLDERS TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE REQUIREMENTS OF LAW OR COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY CREDIT PARTY IN ANY OTHER JURISDICTION.

SECTION 6. Counterparts.

This Fourth Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Fourth Amendment by delivering by facsimile or other electronic transmission a signature page of this Fourth Amendment signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature. Any party delivering by facsimile or other electronic transmission a counterpart executed by it shall promptly thereafter also deliver a manually signed counterpart of this Fourth Amendment; provided that the failure to deliver such manually signed counterpart shall not affect the validity or effectiveness of this Fourth Amendment.

[Signature pages to follow]

IN WITNESS WHEREOF, this Fourth Amendment to Second Lien Forbearance Agreement has been executed by the parties hereto as of the date first written above.

SARATOGA RESOURCES, INC., as Issuer		HARVEST OIL & GAS, LLC, as Credit Party

By:	/s/ Thomas F. Cooke	By:	/s/ Thomas F. Cooke
Name:	Thomas F. Cooke	Name:	Thomas F. Cooke
Its:	Chairman & CEO	Its:	Operating Manager

THE HARVEST GROUP LLC, as Credit Party		LOBO OPERATING, INC., as Credit Party

By:	/s/ Thomas F. Cooke	By:	/s/ Thomas F. Cooke
Name:	Thomas F. Cooke	Name:	Thomas F. Cooke
Its:	Operating Manager	Its:	President

LOBO RESOURCES, INC., as Credit Party

By:	/s/ Thomas F. Cooke
Name:	Thomas F. Cooke
Its:	President

SIGNATURE PAGE TO

FOURTH AMENDMENT TO SECOND LIEN FORBEARANCE AGREEMENT

BLACKSTONE / GSO CAPITAL SOLUTIONS FUND LP,
as a Noteholder

By:	Blackstone / GSO Capital Solutions Associates LLC,
its general partner

By:	/s/ Marisa Beeney

Name:	Marisa Beeney

Title:	Authorized Signatory

BLACKSTONE / GSO CAPITAL SOLUTIONS OVERSEAS MASTER FUND L.P., as a Noteholder

By:	Blackstone / GSO Capital Solutions Overseas Associates LLC,
its general partner

By:	/s/ Marisa Beeney

Name:	Marisa Beeney

Title:	Authorized Signatory

SIGNATURE PAGE TO

FOURTH AMENDMENT TO SECOND LIEN FORBEARANCE AGREEMENT

STONEHILL MASTER FUND LTD.,
as a Noteholder

By:	/s/ Wayne Teetsel

Name:	Wayne Teetsel

Title:	Partner

STONEHILL INSTITUTIONAL PARTNERS, L.P., as a Noteholder

By:	/s/ Wayne Teetsel

Name:	Wayne Teetsel

Title:	Partner

SIGNATURE PAGE TO

FOURTH AMENDMENT TO SECOND LIEN FORBEARANCE AGREEMENT